UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                 October 5, 2004
                Date of Report (date of earliest event reported)

                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                 0-24607                   94-3193197
             --------                 -------                   ----------
   (State or other jurisdiction     (Commission              (I.R.S. Employer
         of incorporation)          File Number)            Identification No.)


          701 Gateway Boulevard, South San Francisco, California 94080 (Address of principal executive offices, including zip code)

                                 (650) 837-2000
              (Registrant's telephone number, including area code)

Item 2.02.   Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on October 5, 2004 by the registrant, Actuate Corporation, regarding preliminary financial results for the registrant's third fiscal quarter ended September 30, 2004.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.   Financial Statements and Exhibits

(c)  Exhibits.

99.1   Actuate Corporation Press Release dated October 5, 2004.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         ACTUATE CORPORATION
                                            (Registrant)

Date: October 5, 2004
                                         /s/ DANIEL A. GAUDREAU
                                         ----------------------
                                         Daniel A. Gaudreau
                                         Chief Financial Officer and
                                         Senior Vice President, Finance and
                                         Administration